UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2020
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

	Delaware		001-34249	95-0725980
	(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

	1912 Farmer Brothers Drive,	Northlake,	Texas	76262
(Address of Principal Executive Offices) (Zip Code)

		682	549-6600
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
	Common Stock, $1.00 par value		FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 9, 2020, Farmer Bros. Co., a Delaware corporation (the “Company”), held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company: (i) elected Allison M. Boersma and Alfred Poe to serve as directors of the Company for a one-year term of office expiring at the 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified; (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021; (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; (iv) approved the Amended and Restated 2017 Long-Term Incentive Plan (the “Amended 2017 Plan”) to increase the number of shares of stock authorized for issuance under the plan and to make certain technical and administrative updates. There were 17,540,241 shares of Common Stock, $1.00 par value, entitled to 17,540,241 votes, and 14,700 shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, $1.00 par value, entitled to 425,887 votes, for a total of 17,966,128 votes, outstanding and entitled to vote at the Annual Meeting, and a total of 16,209,569 votes (90.22%) were represented at the Annual Meeting.

Set forth below, with respect to each such proposal, are the number of votes cast for, against or withheld, and the number of abstentions.

Proposal No. 1 – To elect two directors to the Board of Directors (the “Board”) of the Company for a one-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified:

DIRECTOR NOMINEE	FOR	WITHHOLD
Allison M. Boersma	14,034,205	1,050,811
Alfred Poe	14,107,867	977,149

Proposal No. 2 – To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021:

FOR	AGAINST	ABSTAIN
16,102,835	102,739	3,995

Proposal No. 3 – Advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers:

FOR	AGAINST	ABSTAIN
13,922,789	1,149,175	13,052

Proposal No. 4 – To approve the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the “Amended and Restated 2017 Plan”):

FOR	AGAINST	ABSTAIN
13,225,499	1,838,914	20,603

Item 8.01. Other Events.
Equity Awards to Non-Employee Directors
On December 9, 2020, the Board, in accordance with the Company’s non-employee director compensation program, granted to each of the Company’s non-employee directors, 15,081 shares of restricted stock, based on the closing price of the Common Stock as reported on the NASDAQ Global Select Market on December 9, 2020, the date of grant, under the Amended and Restated 2017 Plan. The Board members who received this award were: Allison M. Boersma, Stacy Loretz-Congdon, Charles F. Marcy, Christopher P. Mottern, and Alfred Poe. The shares of restricted stock were granted under the Amended and Restated 2017 Plan pursuant to the Company's form of Restricted Stock Grant Agreement filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on December 4, 2017 and incorporated herein by reference.

Chairman of the Board and Committee Appointments
On December 9, 2020, the Board appointed Christopher P. Mottern as Chairman of the Board, and appointed the following directors to its committees:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Allison M. Boersma (Chair)	Charles F. Marcy (Chair)	Stacy Loretz-Congdon (Chair)
Stacy Loretz-Congdon	Allison M. Boersma	Charles F. Marcy
Alfred Poe	Alfred Poe	Alfred Poe

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    December 11, 2020

FARMER BROS. CO.

By:	/s/ Scott R. Drake
Scott R. Drake
Chief Financial Officer (principal financial officer)